                                                                    Exhibit 10.1


                                    AGREEMENT

               This AGREEMENT, dated as of September 30, 2001 (this "Agreement"), is entered into by and between Critical Path, Inc. ("Critical Path") and Vectis Group, LLC ("Vectis Group").

               WHEREAS, Critical Path and Vectis Group are parties to that certain (a) Advisory Services Letter Agreement, dated as of May 30, 2001 (the "Advisory Services Letter Agreement"), a copy of which is attached hereto as Exhibit A; (b) Strategic Analysis Letter Agreement, dated as of March 29, 2001 (the "Strategic Analysis Letter Agreement"), a copy of which is attached hereto as Exhibit B; and (c) Finder and Advisory Letter Agreement, dated as of March 29, 2001 (the "Finder and Advisory Letter Agreement" and, together with the Advisory Services Letter Agreement and the Strategic Analysis Letter Agreement, the "Letter Agreements"), a copy of which is attached hereto as Exhibit C.

               WHEREAS, Critical Path and Vectis Group are parties to that certain (a) Advisory Services Indemnification Agreement, dated as of May 30, 2001 (the "Advisory Services Indemnification Agreement"), a copy of which is attached hereto as Exhibit D; (b) Strategic Analysis Indemnification Agreement, dated as of March 29, 2001 (the "Strategic Analysis Indemnification Agreement"), a copy of which is attached hereto as Exhibit E; and (c) Finder and Advisory Indemnification Agreement, dated as of March 29, 2001 (the "Finder and Advisory Indemnification Agreement" and, together with the Advisory Services Indemnification Agreement and the Strategic Analysis Indemnification Agreement, the "Indemnification Agreements"), a copy of which is attached hereto as Exhibit F.

               WHEREAS, Critical Path and Vectis Group desire to, among other things, amend the Strategic Analysis Letter Agreement and to terminate each of the Letter Agreements.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

        Section 1. Termination of the Letter Agreements

        1A.    Vectis Group hereby agrees to waive any and all notice provisions with respect to termination contained in each of the Letter Agreements.

        1B.    Critical Path and Vectis Group hereby agree that each of the
Letter Agreements shall terminate effective as of September 30, 2001 in all respects, except that (i) Vectis shall be paid the Finder's Fee (as defined in the Finder and Advisory Letter Agreement) contemplated by the Finder and Advisory Letter Agreement in connection with the financing currently being negotiated (the "Contemplated Financing") among Critical Path and certain Qualified Prospective Purchasers (as defined in the Finder and Advisory Letter Agreement) including without limitation, General Atlantic Partners 74, L.P. and affiliated entities and Hutchison Whampoa and affiliate entities. Vectis Group shall also be paid a Finder's Fee upon exercise of any warrants issued in connection with the Contemplated Financing; (ii) Vectis shall be paid as contemplated under the Strategic Analysis Letter Agreement in connection with the previously closed Trans, IPC and Broker transactions; and (iii) Critical Path shall honor the terms of the Warrant previously issued to Vectis pursuant to the Strategic Analysis Letter Agreement.

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        1C.    Notwithstanding the termination of each of the Letter Agreements pursuant to Section 1B hereof, each of the Indemnification Agreements is hereby ratified by Critical Path and Vectis Group and shall remain in full force and effect in accordance with its terms. For avoidance of doubt, Critical Path hereby agrees to indemnify and hold harmless the Indemnified Persons (as defined in the Finder and Advisory Indemnification Agreement) for any Losses (as defined in the Finder and Advisory Indemnification Agreement) in accordance with the terms and provisions of the Finder and Advisory Indemnification Agreement that relate to, arise out of, or are based upon the Contemplated Financing.

        Section 2. Miscellaneous.

        2A. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        2B.    No modification, amendment or waiver of any provision of this
Agreement shall be effective against any either party hereto unless such modification, amendment or waiver is approved in writing by each party hereto.

        2C.    This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

        2D.    Section headings used in this Agreement are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, such agreement.

        2E.    This Agreement shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts made and to be performed therein (excluding the conflicts of laws rules).

                                    * * * * *

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   CRITICAL PATH, INC.

                                   By: /s/ Michael J. Zukerman
                                       ------------------------------------
                                       Name:  Michael J. Zukerman
                                       Title: SVP and General Counsel


                                   VECTIS GROUP, LLC

                                   By: /s/ Matthew T. Hobart
                                       ------------------------------------
                                       Name:  Matthew T. Hobart
                                       Title: Managing Director and Chief
                                              Financial Officer

                                    EXHIBIT A
                       ADVISORY SERVICES LETTER AGREEMENT

                                    EXHIBIT B
                       STRATEGIC ANALYSIS LETTER AGREEMENT

                                    EXHIBIT C
                      FINDER AND ADVISORY LETTER AGREEMENT

                                    EXHIBIT D
                   ADVISORY SERVICES INDEMNIFICATION AGREEMENT

                                    EXHIBIT E
                  STRATEGIC ANALYSIS INDEMNIFICATION AGREEMENT

                                    EXHIBIT F
                  FINDER AND ADVISORY INDEMNIFICATION AGREEMENT